UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2010

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On November 24, 2010, First National Community Bancorp, Inc. (the “Company”) entered into a written Agreement (the “Agreement”) with the Federal Reserve Bank of Philadelphia (the “Reserve Bank”). The Agreement requires the Company to undertake certain actions within designated timeframes, and to operate in compliance with the provisions thereof during its term.

The provisions of the Agreement include the following:

(i)                                     The Company’s board of directors (the “Board”) must take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to First National Community Bank, Dunmore, Pennsylvania, the Company’s wholly owned subsidiary bank (the “Bank”), including taking steps to ensure that the Bank complies with its Consent Order entered into with the Office of the Comptroller of the Currency.

(ii)                                  The Company may not declare or pay any dividends without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation (the “Director”) of the Board of Governors of the Federal Reserve System (the “Board of Governors”).

(iii)                               The Company may not take dividends or other payments representing a reduction of the Bank’s capital without the prior written approval of the Reserve Bank.

(iv)                              The Company and its nonbank subsidiary may not make any payment of interest, principal or other amounts on the Company’s subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Director.

(v)                                 The Company may not make any payment of interest, principal or other amounts on debt owed to insiders of the Company without the prior written approval of the Reserve Bank and Director.

(vi)                              The Company and its nonbank subsidiary may not incur, increase or guarantee any debt without the prior written approval of the Reserve Bank.

(vii)                           The Company may not purchase or redeem any shares of its stock without the prior written approval of the Reserve Bank.

(viii)                        The Company must submit to the Reserve Bank, by January 23, 2011, an acceptable written plan to maintain sufficient capital at the Company on a consolidated basis.  Thereafter, the Company must notify the Reserve Bank within 45 days of the end of any quarter in which the Company’s capital ratios fall below the approved capital plan’s minimum ratios, and submit an acceptable written plan to increase the Company’s capital ratios above the capital plan’s minimums.

(ix)                                The Company must immediately take all actions necessary to ensure that: (1) each regulatory report accurately reflects the Company’s condition on the date for which it is filed and all material transactions between the Company and its subsidiaries; (2) each such report is prepared in accordance with its instructions; and (3) all records indicating how the report was prepared are maintained for supervisory review.

(x)                                   The Company must submit to the Reserve Bank, by January 23, 2011, acceptable written procedures to strengthen and maintain internal controls to ensure all required regulatory reports and notices filed with the Board of Governors are accurate and filed in accordance with the instructions for preparation.

(xi)                                The Company must submit to the Reserve Bank, by January 8, 2011, a cash flow projection for 2011, reflecting the Company’s planned sources and uses of cash, and submit a cash flow projection for each subsequent calendar year at least one month prior to the beginning of such year.

(xii)                             The Company must comply with: (1) the notice provisions of Section 32 of the FDI Act and Subpart H of Regulation Y in appointing any new director or senior executive officer or changing the duties of any senior executive officer; and (2) the restrictions on indemnification and severance payments of Section 18(k) of the FDI Act and Part 359 of the FDIC’s regulations.

(xiii)                          The Board must submit written progress reports within 30 days of the end of each calendar quarter.

The Agreement permits the Reserve Bank to extend the time periods under the Agreement upon written request.

Compliance with the Agreement is of highest priority to the Company’s Board and management. While the Company intends to take such actions as may be necessary to comply with the requirements of the Agreement, there can be no assurance that: (i) the Company will be able to comply fully with the provisions of the Agreement, or to do so within the timeframes required; (ii) compliance with the Agreement will not be more time consuming or more costly than anticipated; (iii) compliance with the Agreement will enable the Company to maintain profitable operations; or (iv) efforts to comply with the Agreement will not have adverse effects on the operations and financial condition of the Company.  The provisions of the Agreement will remain effective and enforceable until they are stayed, modified, terminated or suspended by the Reserve Bank.  Failure to comply with the provisions of the Agreement could subject the Company and its Board to additional enforcement actions.

A copy of the form of the Agreement is attached hereto as Exhibit 10.1. The description of the Agreement set forth above does not purport to be complete, and is qualified by reference to the full text of the Agreement. The provisions of the Agreement have been promulgated in furtherance of the regulatory authority of the Reserve Bank and are not intended to modify the previous disclosures of the Company regarding the condition of the Company or Bank, or the adequacy or effectiveness of its internal control over financial reporting or disclosure controls and procedures.

Forward Looking Statements. This report contains forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, including statements of intentions and expectations as to the Company’s ability to comply with the provisions of the Agreement and the impact of the Agreement on the Company. In some cases, forward looking statements can be identified by use of such words as “may,” “will,” “anticipate,” “believes,” “expects,” “plans,” “intends,” “estimates,” “potential,” “continue,” “should” and similar words or phrases. These statements are based upon current and anticipated conditions, which by their nature are not susceptible to accurate forecast, and are subject to significant uncertainty. Because of these uncertainties, actual future operations, events and results may differ materially.  Readers are cautioned against placing undue reliance on any such forward looking statement.

Item 9.01                                             Financial Statements and Exhibits

(d)  Exhibits.

10.1                           Written Agreement between First National Community Bancorp, Inc. and the Federal Reserve Bank of Philadelphia

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.

By:	/s/ Edward J. Lipkus
Edward J. Lipkus
Executive Vice President
and Chief Financial Officer

Dated: December 1, 2010